UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-8791

StockCar Stocks Mutual Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

10225 Ulmerton Road, Suite 3D

Largo, Florida 33771

 (Address of Principal Executive Offices)(Zip Code)

Mr. David W. Dube

c/o Peak Wealth Opportunites, LLC

Sugar Creek Professional Center

10225 Ulmerton Road, Suite 3D

Largo, Florida 33771

 (Name and Address of Agent for Service)

With copy to:

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, New Jersey 08012

Registrant’s Telephone Number, including Area Code:   1-800-494-2755

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Report

StockCar Stocks Index Fund

September 30, 2009

This report is provided for the general information of the shareholders of the StockCar Stocks Index Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

“The Way We Were”

When we look back on the past year, we will be looking back at a historic time in our nation’s history. We have seen the near collapse of our country’s economy followed by historically unique and creative attempts to try and return a badly damaged financial system back on track with mixed success. The September 14, 2008 announcement that 158 year old investment banking giant Lehman Brothers Holdings was entering bankruptcy protection, followed by the Fed-financed acquisition of Merrill Lynch by Bank of America the next day as well as an $85 billion bailout of AIG the day after, sent shock waves through markets already shaken by the continuing housing crises that lead to the federal government takeover of mortgage giants Fannie Mae and Freddie Mac. The following weeks saw some of the largest banking collapses in US history with Washington Mutual being seized by the FDIC and Wachovia agreeing to a last hour buyout to avoid seizure.

The continuing economic recession and ensuing financial crisis quickly led to drastic changes in consumer behavior, further weakening the already fragile US economy. Consumers have seen their household wealth decrease by approximately $12 trillion over the course of the crisis with their home values decreased by some 30% to 40% from their highs and stock markets were at a point down to levels not seen since 1997. The decrease in residential property values have left many homeowners unable to tap any equity from their home as was once in fashion, as well as unable to refinance their mortgages due to the value decline in their homes coupled with tighter lending standards at banks. In conjunction with decreasing credit lines and continued uncertainty about the job market, you can see why the consumer has made the rational decision to put off spending and return to the good old days of saving for a rainy day. In fact, the savings rate for the average American has increased from an all-time low of negative 0.5% to averaging about 5% by mid-2009. The revival of savings is something that will serve the average American very well into the future if it can be maintained, but it will result in a dent in American businesses as consumers decrease their spending on everything from cars to Christmas gifts. The holiday season of 2008 was terrible for retailers and, as I write this following ‘Black Friday’, 2009 is not looking much better.

The economic recession, which the National Bureau of Economic Research dated as starting in December, 2007, has been as historic in nature as to only be rivaled by the Great Depression. The Gross Domestic Product (“GDP”) of the US economy showed the first signs of weakness in the first quarter of 2008, falling to a 0.7% annual rate. While the second quarter of 2008 showed a modest gain of 1.5% from the effects of the 2008 Economic Stimulus Act, the third and fourth quarters began to show the effects of the economic recession with declines of 2.7% and 5.4%, respectively, only to be outdone in the first quarter of 2009 with a decline in GDP of 6.4%. The economic picture has just recently begun to improve with GDP showing its first increase in the third quarter of 2009 of 2.8% as the efforts and effects of several government programs begin to work their way through the economy.

The employment situation has deteriorated considerably through this economic recession and continues to deteriorate to this day. The unemployment rate for October, 2008 was 6.1% which has dramatically increased to 10.2% as of October, 2009 as job losses are only now beginning to show signs of slowing down. In total, job losses so far for this recession are over eight million people with a record 17.5% of the workforce currently either unemployed, working part-time for lack of full-time employment or have simply given up looking. There has been quite a bit of economic research and writing about what is called Japan’s Lost Decade, where the country has spent over a decade in economic purgatory, unable to spur economic growth at an acceptable rate following the collapse of both their housing and stock market bubbles in the late 1990s. Recent reports indicate that there are now less private sector jobs in the United States than there were ten years ago, which will certainly generate discussion as to whether the US has experienced its own ‘Lost Decade’ in the 2000’s.

The speed and magnitude with which the crisis unfolded in late, 2008 was matched by unprecedented steps by the US government to prevent the crisis from turning into a catastrophe. In October, 2008, the US government passed the Emergency Economic Stabilization Act of 2008 bringing about the $700 billion Troubled Asset Relief Program (“TARP”) to stave off a complete collapse of the banking system. This action was followed by emergency credit lending facilities to the nation’s automakers in an attempt to keep them afloat in hopes consumers would soon return to showrooms. Vehicle sales continued to plunge through 2008 and 2009, falling from a high of over 16 million vehicles of annual sales to below 10 million vehicles in early 2009. The economic realities were eventually too much for Chrysler and General Motors as they both were forced into “prepackaged” bankruptcies on May 1st and June 1st, 2009, respectively, with Chrysler eventually finding its way into the open arms of Italy’s Fiat and General Motors restructuring on its own, without historical brands such as Pontiac, Saturn and Hummer along with mulling the sale of Opel, Vauxhall and Saab.

January 20, 2009 saw the historic inauguration of President Barack Obama as our country’s 44th President. Following his inauguration, the President put forward the American Recovery and Reinvestment Act of 2009 (“ARRA”), commonly referred to as the stimulus plan. The $787 billion ARRA was enacted in February, 2009 and was designed to provide liquidity into the economy over the course of the ensuing two years with the maximum effects designed to be experienced during mid to late 2009 and early 2010. The mix of federal policies has included programs such as the “Making Home Affordable Plan” and the “CARS” program, often referred to as “Cash for Clunkers”. As the economic recession deepened in magnitude during 2008, the Federal Reserve lowered the federal funds rate to between 0% and 0.25%, where it stands today. The Federal Reserve has also been responsible for a number of very unique and previously untested responses to the lack of liquidity that resulted from the financial crisis, including direct lending to companies and purchasing collateralized mortgage securities to reduce mortgage rates.

“Green Shoots”

One of the most memorable phrases coming out of this economic recession will most likely be that of “green shoots”. Federal Reserve Chairman Ben Bernanke made a reference to the economy showing signs of “green shoots” during an interview on CBS’s 60 Minutes in March, 2009, describing how many of the economic indicators tracked by the Federal Reserve, as well as by private economists, were showing signs of stabilization. The media quickly picked up on this phrase and has used it to describe any good or promising economic data points, while others have used it, tongue in cheek, to describe less promising economic data. Second only to “green shoots” in our new recession vocabulary has been the term “less bad” to describe economic numbers that are slowing in their decline. While the media and pundits have been discussing the merits of “green shoots” and whether events are “less bad”, the economy has managed to show some “green shoots” and current times actually are looking “less bad”.

As 2008 was coming to an end, we nearly experienced financial Armageddon. The rapid events of that period shook the confidence of investors, businesses and consumers alike. In many ways, that confidence is still very shaken as banks continue to restrict lending, companies continue to reduce payrolls and consumers continue to retrench and work to deleverage their own household balance sheets. We have seen many mistakes made in the US government’s efforts to stabilize the economy and return the country to a path of growth, but the efforts made did, in fact, provide a positive impact on the economy and should continue to do so over the next year. For all of the detractors of government bailouts and the stimulus plan, the alternative to government action would have been far worse.

The financial markets hit their lows in March, 2009 as the US economy was in a freefall, shedding some 60% off the value of most major US equity indices. As the economic picture later improved and financial Armageddon was averted, the major indices posted strong rebounds. As of September 30, 2009, the Dow Jones Industrial Index was up 10% on a year to date basis and up nearly 50% off of its March low. At the end of September, the Fund’s benchmark S&P 500 Index had increased just over 17% year to date and 65% from the March lows. The Fund managed gains of 29.25% for the nine months ended September 30, 2009, placing your Fund in the top 11% of large cap value funds in the US, as reported by Morningstar. While markets have rallied impressively off of their March lows, the major US equity indices still hover some 30% off their all time highs, as set in late, 2007.

The losses in the financial markets have put a major dent into the savings nest eggs of many Americans, who are invested in their IRAs, 401Ks and brokerage accounts. As retirement and investment accounts are down by around 30% along with and average home values down around 30%, it is no wonder that individuals have become more prone to savings and less prone to spending. Adding to the pressure experienced by the average consumer from their decrease in household wealth is the continued deterioration of the job market with millions of individuals out of work and millions more underemployed. Since the American consumer accounts for approximately 70% of the US economy, it is hard to imagine that any recovery will be a rapid one for the average American.

On a more positive note, home prices have finally stabilized, reducing one of the most significant drags on the economy over the eighteen months. In fact, home prices have actually begun to rise in some metropolitan areas that were the worst hit by the bursting of the housing bubble, due to both bargain shopping and individuals taking advantage of the first time homebuyer’s tax credit. As the inventory of foreclosed homes slowly gets purchased by third parties, the national housing market should continue to strengthen and normalize over the next few years. The automotive industry has also seen signs of recovery. After the Cash for Clunkers program, there were fears of a large decrease in auto sales, but a decrease in September was followed by a slight rebound in October, where sales seem to have stabilized at just over 10 million vehicles annually. This level is still below what most analysts believe is the natural replacement rate for vehicles in the US, giving the industry some room for continued incremental growth. Retail sales have also shown signs of stabilization, but at a lower level, reflecting the renewed thrift of the consumer.

Despite prognostications that government attempts to prop up the US economy would lead to inflation, some even forecasting hyperinflation, the reality is that most calculations of inflation, including the Consumer Price Index (“CPI”), have actually shown a negative inflation rate over the past year. Most of the increased dollars printed by the government has actually ended up back at the Federal Reserve in the form of excess reserves of banks which have increased to nearly $1 trillion, however, the banks will be hesitant to deploy these reserves in lending until the economy shows stronger signs of recovery. Coupled with the reduced spending of the American consumer, inflation does not look to be a serious threat in the foreseeable future, as evidenced by low long-term bond yields.

“On the Track”

The past year has not only been a historic one for our country, but historic for NASCAR as well. NASCAR’s 2009 Chase for the Cup has been one that racing fans will look back upon as Jimmy Johnson secured his fourth consecutive Sprint Cup Championship by edging out long time great Mark Martin, helping to lead Hendrick Motorsports to a historic 1-2-3 finish in the chase. While there are many who are understandably disappointed with the fate of Hendrick’s fourth NASCAR entry, one cannot underestimate the amazing success that the team has accomplished this year. Another team that has achieved great accomplishments this year is that of Stewart-Haas, where owner-driver, Tony Stewart led both of his two teams into the Chase in a competitive landscape where most people doubted the ability of owner-drivers to compete against the large teams.

The economic environment has not left NASCAR untouched. Securing and maintaining full time sponsorship has been difficult in this environment even for the largest teams in the sport. The situation has been so difficult that we have seen some storied teams either merge or be forced into a part-time schedule. The famed Wood Brothers #21 was forced to run only a limited schedule in 2009 and will probably continue to do so for the foreseeable future. Dale Earnhardt, Inc., Richard Petty Motorsports and Yates Racing have all been forced into mergers to survive the economic realities. We have seen some new sponsors come into the sport this year, such as Verizon (NYSE:  V), Aflac (NYSE:  AFL) and Fortune Brands (NYSE:  FO) all of which have been represented in your Fund. The Fund had also had to sell some positions as AT&T (NYSE:  ATT) was forced to leave the sport due to the SprintNextel (NYSE:  S) deal as the primary sponsor of NASCAR’s premier series. Anheuser Busch is still backing the sport through its Budweiser brand, but the company’s purchase by InBev means that its common shares are no longer traded on US exchanges and cannot be owned by the Fund.  Chevron Corp. (NYSE:  CVX) also left the sport in 2009 while General Motors was removed from the Fund due to its bankruptcy reorganization. We have recently seen announcements that Fortune Brands and Brown Forman Corp. (NYSE:  BF) are planning on not returning in 2010 due to economic reasons. The next few months should provide some additional clarity as to the sponsorship picture as teams prepare for the February start to the 2010 NASCAR season at Daytona International Speedway. NASCAR remains incredibly popular as evidenced by the television ratings for ABC’s Chase for the Cup broadcasts and as companies put together their 2010 marketing budgets, there are possibilities of new corporate entrants to the sport.

“Outlook”

The economic and market outlook for the coming year is difficult to determine. There are some mixed “green shoots” in the US economy and the markets have seen unprecedented rallies since their lows. The US still has some critical issues that must be overcome in order for a strong growth track to be reestablished. The country faces a very high level of unemployment that will take years to overcome, foreclosures will remain a problem and will continue to drag on the economy and commercial real estate has the potential to further drag the economy in the upcoming year as vacancy rates continue to rise and rental rates continue to fall, creating difficult loan refinancings on properties that will be coming due over the next couple of years.

The outlook may not seem completely rosy from where we sit right now, but it is never a good idea to underestimate the creativity, ingenuity and resourcefulness of American businesses and entrepreneurs. We never know what is going to spawn the next growth industry in this country. ‘Green technology’ may be the next Internet boom or there may be something else out there that only exists as an idea right now. If there is something to be sure of, it is that we will make it through this rough period as we have time and again. Hopefully, we will emerge from this crisis stronger and wiser for our experiences.

David W. Dube, President

StockCar Stocks Mutual Fund, Inc.

StockCar Stocks Index Fund
Comparison of Changes in Value of $10,000 Since Inception (October 1, 1998) through September 30, 2009
(Unaudited)

StockCar Stocks Index Fund
Average Annual Total Return
For the Year ended September 30, 2009: 1.95%
October 1, 2004 through September 30, 2009: -0.11%
October 1, 1999 through September 30, 2009: 2.69%
Since Inception through September 30, 2009: 0.04%

S&P 500 Index
Average Annual Total Return
For the Year ended September 30, 2009: -6.91%
October 1, 2004 through September 30, 2009: 0.24%
October 1, 1999 through September 30, 2009: -1.28%
Since Inception through September 30, 2009: 1.22%

StockCar Stocks Index Fund $15,515
S&P 500 Index $11,433
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
10/1/1998
3/31/1999
9/30/1999
3/31/2000
9/30/2000
3/31/2001
9/30/2001
3/31/2002
9/30/2002
3/31/2003
9/30/2003
3/31/2004
9/30/2004
3/31/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
10/31/2008
11/30/2008
12/31/2008
1/31/2009
2/28/2009
3/31/2009
4/30/2009
5/31/2009
6/30/2009
7/31/2009
8/31/2009
9/30/2009

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Standard & Poor's 500 Index made on October 1, 1998 (commencement of operations). The Fund's return represents past performance and does not predict future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Index does not reflect expenses, which have been deducted from the Fund's return. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

STOCKCAR STOCKS INDEX FUND

Graphical Illustration

September 30, 2009

(UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	StockCar Stocks Index Fund
	Schedule of Investments
	September 30, 2009

Shares		Value

COMMON STOCKS - 95.60%

Amusement and Recreation Services - 6.26%
40,565	Dover Motorsports, Inc.	$ 60,848
2,175	International Speedway Corp. Class A	59,965
5,800	RC2 Corp.	82,650
3,200	Speedway Motorsports, Inc.	46,048
		249,511
Auto Parts Retailers - 3.14%
3,463	O'Reilly Automotive, Inc. *	125,153

Banks - 1.59%
3,750	Bank of America Corp.	63,450

Beverages - 1.59%
1,318	Brown Forman Corp. - Class B	63,554

Building Materials, Hardware and Garden Supply - 3.56%
2,725	Home Depot, Inc.	72,594
3,300	Lowes Companies, Inc.	69,102
		141,696
Business Services - 1.61%
2,425	Aaron Rents, Inc.	64,020

Chemicals and Allied Products - 2.14%
2,650	E.I. du Pont de Nemours and Company	85,171

Communications - 2.99%
16,000	Sprint Nextel Corp. *	63,200
1,850	Verizon Communications, Inc.	56,000
		119,200
Crude Petroleum & Natural Gas - 1.71%
1,225	Royal Dutch Shell Plc. - (Netherlands) ADR	68,318

Electronic & Other Electrical Equipment, Except Computers - 9.17%
30,500	Infineon Technologies AG - (Germany) ADR *	170,800
55,000	Sirius XM Radio, Inc. *	34,925
2,950	Sony Corp. - (Japan) ADR	86,140
3,100	Texas Instruments, Inc.	73,439
		365,304
Food and Kindred Products - 11.58%
1,475	Coca-Cola Co.	79,207
1,175	Diageo Plc. - (United Kingdom) ADR	72,251
1,025	General Mills, Inc.	65,989
2,050	Kellogg Co.	100,921
1,300	Molson Coors Brewing Co. - Class B	63,284
1,360	Pepsico, Inc.	79,778
		461,430
General Merchandise Stores - 4.71%
15,500	Office Depot, Inc. *	102,610
1,825	Target Corp.	85,191
		187,801
Heating Equipment - 1.73%
1,600	Fortune Brands, Inc.	68,768

Industrial & Commercial Machines - 3.79%
1,600	Black & Decker Corp.	74,064
1,500	Caterpillar, Inc.	76,995
		151,059
Insurance - 2.09%
1,950	Aflac, Inc.	83,343

Motor Freight Transportation and Warehousing - 3.32%
725	FedEx Corp.	54,534
1,375	United Parcel Service, Inc. - Class B	77,646
		132,180
Motor Vehicles & Passenger Car Bodies - 1.87%
950	Toyota Motor Corp. - (Japan) ADR *	74,641

Petroleum Refining and Related Industries - 4.72%
1,350	Exxon Mobil Corp.	92,624
1,700	Marathon Oil Corp.	54,230
1,450	Sunoco, Inc.	41,252
		188,106
Pharmaceutical Preparation - 1.66%
1,675	GlaxoSmithKline Plc. - (United Kingdom) ADR	66,179

Printing, Publishing, and Allied Industries - 1.86%
5,300	News Corp. Class B	74,147

Property & Casualty Insurance - 1.48%
1,925	Allstate Corp.	58,944

Rubber and Miscellaneous Products - 5.92%
8,000	Goodyear Tire & Rubber Co. *	136,240
6,350	Newell Rubbermaid, Inc.	99,632
		235,872
Services - Miscellaneous Amusement & Recreation - 2.07%
3,000	Walt Disney Co.	82,380

Surgical, Medical Instruments & Apparatus - 2.45%
1,325	3M Co.	97,785

Transportation Equipment - 6.30%
26,125	Ford Motor Co. *	188,361
1,650	Genuine Parts Co.	62,799
		251,160
Wholesale Trade - Non-Durable - 6.29%
5,800	Ashland, Inc.	250,676

TOTAL FOR COMMON STOCKS (Cost $4,090,265) - 95.60%		$ 3,809,848

UNIT INVESTMENT TRUSTS - 3.18%
1,200	SPDR Trust Series I	126,708

TOTAL FOR UNIT INVESTMENT TRUSTS (Cost $96,227) - 3.18%		$ 126,708

SHORT TERM INVESTMENTS - 0.55%
22,031	First American Prime Obligation Fund Class Y 0.00% ** (Cost $22,031)	22,031

TOTAL INVESTMENTS (Cost $4,208,523) - 99.33%		$ 3,958,587

OTHER ASSETS LESS LIABILITIES - 0.67%		26,880

NET ASSETS - 100.00%		$ 3,985,467

* Non-income producing securities during the year.
ADR - American Depositary Receipts
** The rate shown represents the yield at September 30, 2009.
The accompanying notes are an integral part of these financial statements.

StockCar Stocks Index Fund
Statement of Assets and Liabilities
September 30, 2009

Assets:
Investments in Securities, at Value (Cost $4,208,523)	$ 3,958,587

Cash	450
Receivables:
Dividends and Interest	5,548
Due From Adviser	47,005
Prepaid Expenses	15,505
Total Assets	4,027,095
Liabilities:
Shareholder Redemptions	12,799
Other Accrued Expenses	28,829
Total Liabilities	41,628
Net Assets	$ 3,985,467

Net Assets Consist of:
Paid In Capital	$ 4,369,756
Accumulated Net Realized Loss on Investments	(134,353)
Unrealized Depreciation in Value of Investments	(249,936)
Net Assets, for 239,191 Shares Outstanding, 500,000,000 shares authorized
with a $0.001 par value per share	$ 3,985,467

Net Asset Value, Offering and Redemption Price Per Share	$ 16.66

The accompanying notes are an integral part of these financial statements.

StockCar Stocks Index Fund
Statement of Operations
For the year ended September 30, 2009

Investment Income:
Dividends (net of foreign tax withheld of $253)	$ 75,527
Interest	882
Total Investment Income	76,409

Expenses:
Advisory Fees (Note 3)	21,345
Legal Fees	24,300
Administrative Fees	13,135
Audit Fees	15,500
Transfer Agent Fees	4,153
Registration Fees	22,050
Custody Fees	6,449
Printing and Mailing Fees	8,724
Miscellaneous Fees	2,754
Total Expenses	118,410
Fees Waived and Expenses Reimbursed by the Adviser (Note 3)	(69,161)
Net Expenses	49,249

Net Investment Income	27,160

Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Loss on Investments	(128,163)
Net Change in Unrealized Depreciation on Investments	126,035
Net Realized and Unrealized Loss on Investments	(2,128)

Net Increase in Net Assets Resulting from Operations	$ 25,032

The accompanying notes are an integral part of these financial statements.

StockCar Stocks Index Fund
Statements of Changes in Net Assets

	Years Ended
	9/30/2009	9/30/2008
Increase/(Decrease) in Net Assets From Operations:
Net Investment Income	$ 27,160	$ 26,088
Net Realized Loss on Investments	(128,163)	(6,190)
Net Change in Unrealized Appreciation (Depreciation) on Investments	126,035	(1,467,900)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,032	(1,448,002)

Distributions to Shareholders from:
Net Investment Income	(27,160)	(35,533)
Net Realized Gains on Investments	-	(171,393)
Return of Capital	(4,537)	(122,749)
Total Distributions	(31,697)	(329,675)

Capital Share Transactions:
Proceeds from Sale of Shares	107,053	163,812
Shares Issued on Reinvestment of Distributions	31,390	325,512
Cost of Shares Redeemed	(336,195)	(409,328)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(197,752)	79,996

Net Assets:
Net Decrease in Net Assets	(204,417)	(1,697,681)
Net Assets at Beginning of Year	4,189,884	5,887,565
Net Assets at End of Year (including Undistributed Net
Investment Income of $0 and $0, respectively)	$ 3,985,467	$ 4,189,884

Share Transactions:
Issued	10,217	8,415
Reinvested	2,513	15,918
Redeemed	(27,353)	(20,864)
Net Increase (Decrease) in Shares	(14,623)	3,469
Shares Outstanding at Beginning of Year	253,814	250,345
Shares Outstanding at End of Year	239,191	253,814

The accompanying notes are an integral part of these financial statements.

StockCar Stocks Index Fund
Financial Highlights
Selected data for a share outstanding throughout each year.

	For the Years Ending
	9/30/2009		9/30/2008		9/30/2007		9/30/2006		9/30/2005

Net Asset Value, at Beginning of Year	$ 16.51		$ 23.52		$ 22.19		$ 21.92		$ 19.60

Income From Investment Operations:
Net Investment Income	0.11	*	0.11	*	0.21	*	0.09	*	0.05	*
Net Gain (Loss) on Securities (Realized and Unrealized)	0.17		(5.78)		2.72		0.47		2.28
Total from Investment Operations	0.28		(5.67)		2.93		0.56		2.33

Distributions:
Net Investment Income	(0.11)		(0.14)		(0.25)		(0.06)		(0.01)
Realized Gains	-		(0.70)		(1.35)		(0.23)		-
Return of Capital	(0.02)		(0.50)		-		-		-
Total from Distributions	(0.13)		(1.34)		(1.60)		(0.29)		(0.01)

Redemption Fees	0.00	†	0.00	†	0.00	†	0.00	** †	0.00	**

Net Asset Value, at End of Year	$ 16.66		$ 16.51		$ 23.52		$ 22.19		$ 21.92

Total Return ***	1.95%		(25.21)%		13.58%		2.61%		11.89%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 3,985		$ 4,190		$ 5,888		$ 5,613		$ 5,943
Before Waivers
Ratio of Expenses to Average Net Assets	3.61%		2.97%		2.42%		2.75%		2.57%
After Waivers
Ratio of Expenses to Average Net Assets	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of Net Investment Income to Average Net Assets	0.83%		0.52%		0.90%		0.41%		0.21%
Portfolio Turnover	20%		18%		15%		18%		15%

* Per share net investment income has been determined on the basis of average shares outstanding during each year.
** Amount calculated is less than $0.005.
*** Assumes reinvestment of distributions.
† Redemptions fee ceased as of February 1, 2006.

The accompanying notes are an integral part of these financial statements.

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

1. ORGANIZATION

StockCar Stocks Mutual Fund, Inc. (the “Company”) was incorporated under the laws of the State of Maryland on May 18, 1998, and consists solely of StockCar Stocks Index Fund (the “Fund”). The Company is registered as an open-end diversified management investment company of the “series” type under the Investment Company Act of 1940 (the “1940 Act”). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund’s investment strategy is to emphasize growth of capital and current income by investing in the companies of the StockCar Stocks IndexTM (the “Index”). The Index consists of 52 companies that support NASCAR’s Nextel Cup Series. The companies in the Index either sponsor NASCAR Nextel Cup racing teams or races, or they earn money from NASCAR Nextel Cup events.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions, and Related Investment Income

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a first in first out basis.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Peak Wealth Opportunities, LLC, (the "Adviser") believes such prices accurately reflect the fair value of such securities.  Securities that are traded on stock exchanges or on the NASDAQ in the over-the-counter market are generally valued by the pricing service at the last quoted sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last bid price. Securities which are quoted on NASDAQ are valued at the NASDAQ official closing price. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.  Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

Accounting principles generally accepted in the United States of America, define fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The topic also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2009 by major security type:

Investments in Securities:

(Assets)	Level 1	Level 2	Level 3	Total
Equity Securities	$3,809,848	-	-	$3,809,848
Unit Investment Trust	126,708	-	-	126,708
Short-Term Investment	22,031	-	-	22,031
Total	$3,958,587	-	-	$3,958,587

Dividends and Distributions to Shareholders

Dividends and distributions, if any, will be declared and distributed at least annually. However, the Directors may decide to declare dividends and distributions at other intervals.  Dividends and distributions to shareholders are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences may result in reclassifications among capital accounts and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

Federal Income Taxes

For federal income or excise tax purposes, the Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income or excise taxes.

Accounting principles generally accepted in the United States of America provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. Management has evaluated the Fund’s tax positions as of September 30, 2009, and has determined that none of them are uncertain.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended September 30, 2009, are open for examination. No examination of any of the Fund’s tax returns is currently in progress.

Expenses

Expenses directly attributable to the Fund are charged to operations. The Fund pays the expenses of its Directors who are not affiliated persons of the “Adviser” or the Company. The Directors of the Fund were not paid any compensation for the year ended September 30, 2009.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through November XXXXX, 2009, the date of the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

The Adviser provides investment advice and, in general, supervises the Fund’s management and investment program.

For its services, the Adviser receives an annual fee of 0.65% of the Fund's average daily net assets.  The total fees incurred for such services for the year ended September 30, 2009 were $21,345, all of which were waived.  See Expense Reimbursement Arrangements.

The Administrator

The Adviser serves as the Fund's administrator and receives compensation from the Fund pursuant to an Administration Agreement dated as of April 15, 2008.    Under that agreement, the Adviser supervises the overall administration of the Fund.  These administrative services include supervising the preparation and filing of all documents required for compliance by the Fund with applicable laws  and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.  Pursuant to an Accounting Services Agreement dated as of April 15, 2008 between the Adviser and Mutual Shareholder Services, LLC ("MSS"), the Adviser has delegated the performance of the fund accounting services to MSS.

For providing these services, the Adviser receives a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. The total fees incurred for such services for the year ended September 30, 2009 were $13,135, all of which were waived.

See Expense Reimbursement Arrangements.

Expense Reimbursement Arrangements

For the year ended September 30, 2009, the Adviser has contractually agreed to waive fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund's total operating expenses (excluding interest, brokerage commissions, taxes, and extraordinary expenses) at 1.50% of the Fund's average daily net assets.  The total fees waived and expenses reimbursed for the year ended September 30, 2009 were $69,161.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund, subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation of 1.50% to be exceeded.  The total amount of reimbursement recoverable by the Adviser is the sum of all fees waived or reimbursed by the Adviser to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund.  The total amount of recoverable reimbursements as of September 30, 2009 was $106,634, and expire as follows:

2008	37,473	Expires 2011
2009	69,161	Expires 2012
Total	$106,634

Distribution Agreement

In accordance with a Plan of Distribution and Services Pursuant to Rule 12b-1 (the “Plan”), the Fund may compensate its distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund Shares and for maintenance and personal service provided to existing shareholders.  The Plan authorizes payments at an annual rate of 0.25% of the Funds average daily net assets to its distributor, dealers and others, for providing personal service and or maintaining shareholder accounts relating to the distributor of the Fund’s shares.  The Fund has not engaged a distributor by which fees can be allocated.  Accordingly, no payments were made and no amounts accrued under the plan for the year ended September 30, 2009.

Custodian

US Bank, N.A. ("USB"), acts as custodian for the Fund.  As such, USB  holds  all securities and cash of the Fund, delivers and receives  payment for securities  sold,  receives  and  pays  for  securities purchased, collects income from investments and performs other duties,  all as directed by officers of the Company.  USB does not exercise any supervisory function over management of  the  Fund,  the  purchase  and  sale  of  securities  or  the   payment  of distributions to shareholders.

Transfer Agency Services

MSS acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and MSS, dated as of October 29, 2004.  Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered as transfer agent, the Fund pays MSS an annual fee, paid monthly, as determined by valuations made as of the close of each business day of the month. For the year ended September 30, 2009, MSS earned $4,153 for transfer agency services.

Legal

Legal fees amounting to $24,300 were accrued for the Law Office of C. Richard Ropka, LLC.  C. Richard Ropka, Esq., Secretary of the Fund, is a partner of that firm.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments other than short-term obligations aggregated $658,543 and $753,288, respectively, for the year ended September 30, 2009.

5. FEDERAL INCOME TAXES

As of September 30, 2009, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of investments	$4,208,523
Gross unrealized appreciation	790,531
Gross unrealized depreciation	(1,040,467)
Net unrealized depreciation	$(249,936)

As of September 30, 2009 the components of accumulated losses on a tax basis were as follows:

Net unrealized depreciation                   $(249,936)

Capital loss carryforwards                           (6,190)

Post October losses                                (128,163)

        Total                                             (384,289)

As of September 30, 2009 the Fund had net capital loss carryforwards of $6,190, which are available to offset future realized gains until 9/30/2017.  To the extent the carryforwards are used to offset future gains, the amount offset will not be distributed to shareholders.

Net Capital losses incurred after October 31st within the current fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer such capital losses and they are included under the caption “Post October Losses” in the components of accumulated losses on a tax basis shown above.

The tax character of distributions paid during the year ended September 30, 2009 and the year ended September 30, 2008, were as follows:

	September 30, 2009	September 30, 2008
Ordinary income	$ 27,160	$ 35,533
Long Term Capital Gain	-	171,393
Return of Capital	4,537	122,749
	$31,697	$329,675

6.   INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.  However, based on experience, the Fund expects the risk of loss to be remote.

7.   NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted the “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles. Upon adoption the FASB Accounting Standards Codification (“Codification”) became the source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission. All guidance in the Codification carries an equal level of authority.  The Codification superseded all existing non-SEC accounting and reporting standards at the time of adoption. All non-grandfathered non-SEC accounting literature not included in the Codification became non-authoritative.  Management has determined that the adoption of this standard had little impact on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of StockCar Stocks Index Fund

and the Board of Directors of StockCar Stocks Mutual Fund, Inc.

We have audited the accompanying statement of assets and liabilities of StockCar Stocks Index Fund, a series of shares of StockCar Stocks Mutual Fund, Inc., including the schedule of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of StockCar Stocks Index Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

December 15, 2009

StockCar Stocks Index Fund
Expense Example
September 30, 2009 (Unaudited)

As a shareholder of the StockCar Stocks Index Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2009 through September 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2009	September 30, 2009	April 1,2009 to September 30,2009

Actual	$1,000.00	$1,480.72	$9.31
Hypothetical
(5% Annual Return before
expenses)	$1,000.00	$1,017.56	$7.57

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STOCKCAR STOCKS INDEX FUND

Additional Information

September 30, 2009 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 494-2755 or (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-494-2755.

DIRECTORS AND OFFICERS

The Board of Directors and Officers of the Company, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation for Past 5 Years	Number of Portfolios in Company Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee

Independent Directors
Edward R. Cofrancesco, Jr. Age: 46	Nominee	Shall serve until death, resignation or removal. Since April 15, 2008	President/Managing Partner – International Assets Advisory, LLC, 12/2006 - present; Partner – Telluride Partners, 12/2004 – 12/2006; International Holdings Corp., 12/2000 – 11/2004.	1	0
Gregory S. Peele Age: 44	Nominee	Since April 15, 2008 and resigned on October 14, 2009	Vice President of Operations – Skanska Building, Inc. – 06/2000 – present.	1	0
Julia A. Mold- Torres Age: 53	Nominee	Shall serve until death, resignation or removal. Since April 15, 2008	Manager – Deloitte Financial Advisory Services, LLP, 09/2004 – present; Independent Anti-Money Laundering Consultant, 03/2002 - 09/2004; Financial Principal – Nafinsa Securities, 09/1999 – 02/2002	1	0

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation for Past 5 Years	Number of Portfolios in Company Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee

Officers
David W. Dube Age: 53	President	Shall serve until death resignation or removal. Since April 15, 2008	President - Peak Capital Corporation, 4/01 to present.	1	0
Charles R. Ropka, Esq. Age: 45	Secretary	Shall serve until death resignation or removal. Since April 15, 2008	Attorney - Law Office of C. Richard Ropka, LLC May 1, 2008 – present, Attorney - Rabil, Ropka, Kingett and Stewart, LLC January 1, 2004 – May 1, 2008, Attorney - Rabil, Ropka, Kingett & Hatzell, LLC – January 1, 2002 – December 31, 2003.	1	0
Phillip D. Pidgeon Age: 45	Treasurer	Shall serve until death, resignation or removal. Since April 15, 2008	CFO - Peak Capital Corporation 05/06 – Present, Tax Manager - Mark Dickens CPA 09/00 - 04/06 (Note seasonal 2nd Job 2004 & 2005),Accounting Manager - Sten+Barr Medical Inc. 07/03 -08/05	1	0
Amber Cushing Age: 30	Chief Compliance Officer	Since April 15, 2008 and resigned on October 9, 2009	V.P of Legal Affairs/Compliance: Peak Securities Corporation (12/2007-Current) - Managing Director, Business Development/Legal: Premier Mortgage Funding, Inc. (06/2005 -06/2007) - Attorney Assistant: Edwin B. Kagan, P.A. (10/2003-06/2005)	1	0

Investment Adviser

Peak Wealth Opportunities, LLC.

10225 Ulmerton Road, Suite 3D

Largo, FL 33771

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Ste. 400

Broadview Heights, Ohio 44147

Custodian

U.S. Bank

P.O. Box 640994

Cincinnati, Ohio 45264-0994

Counsel

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, New Jersey 08012

Independent Registered Public Accounting Firm

Briggs Bunting & Dougherty, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

This report is provided for the general information of the shareholders of the StockCar Stocks Index Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

The Company will provide a copy of its most recent code of ethics, upon request, to any person.  You may request a copy of the code by writing to the Company at Stock Car Stocks Funds., Mansell Court East, Suite 430, Roswell, Georgia 30076.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s audit committee has determined that the registrant does not have an audit committee financial expert.  Due to the Fund’s size the Audit Committee’s Combined financial experience and expertise is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2009

$ 13,000

FY 2008

$ 12,500

(b)

Audit-Related Fees

Registrant

FY 2009

$ 0

FY 2008

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2009

$ 2500

FY 2008

$ 2500

Nature of the fees:

Preparation of tax return and excise tax return.

(d)

All Other Fees

Registrant

FY 2009

$ 0

FY 2008

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All non-audit services were pre-approved by the audit committee.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2009

$ 0

FY 2008

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees

Item 10.  Controls and Procedures.

(a)

Disclosure Controls & Procedures. Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

StockCar Stocks Mutual Fund, Inc.

By /s/David W. Dube

President

Date December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David W. Dube

President

Date December 22, 2009